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                                                                  Exhibit 10(iv)
                                                                  --------------

              Susquehanna's Supplemental Executive Retirement Plan
               as amended and restated effective January 1, 1998

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                          SUSQUEHANNA BANCSHARES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            (As Amended and Restated
                           Effective January 1, 1998)

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                                Table of Contents

                                                                                                    Page
                                                                                                    ----
Article I.  Definitions...............................................................................2
         Section 1.01  Accrued Benefit................................................................2
         Section 1.02  Actuarial Equivalent...........................................................2
         Section 1.03  Annuity Starting Date..........................................................2
         Section 1.04  Beneficiary....................................................................2
         Section 1.05  Board..........................................................................2
         Section 1.06  Code...........................................................................2
         Section 1.07  Committee......................................................................2
         Section 1.08  Deferred Retirement Benefit....................................................2
         Section 1.09  Early Retirement Date..........................................................3
         Section 1.10  Effective Date.................................................................3
         Section 1.11  Employee.......................................................................3
         Section 1.12  Employer.......................................................................3
         Section 1.13  ERISA..........................................................................3
         Section 1.14  Normal Retirement Age..........................................................3
         Section 1.15  Normal Retirement Date.........................................................3
         Section 1.16  Participant....................................................................3
         Section 1.17  Participating Employer.........................................................3
         Section 1.18  Plan...........................................................................4
         Section 1.19  Plan Year......................................................................4
         Section 1.20  Qualified Plan.................................................................4
         Section 1.21  Qualified Plan Accrued Benefit.................................................4
         Section 1.22  Sponsor........................................................................4
         Section 1.23  Year of Service................................................................4

Article II.  Participation............................................................................5
         Section 2.01  Participation..................................................................5

Article III.  Benefits................................................................................6
         Section 3.01  Normal Retirement Benefit......................................................6
         Section 3.02  Deferred Retirement Benefit....................................................6
         Section 3.03  Early Retirement Benefit.......................................................6
         Section 3.04  Death Benefit..................................................................6
         Section 3.05  Deferred Vested Benefit........................................................6

Article IV.  Vesting..................................................................................8
         Section 4.01  Vesting - Years of Service or Normal Retirement Age............................8
         Section 4.02  Forfeiture.....................................................................8

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
Article V.  Payment of Benefits.......................................................................9
         Section 5.01  Retirement.....................................................................9
         Section 5.02  Deferred Vested Benefit........................................................9
         Section 5.03  Death Benefit..................................................................9
         Section 5.04  Small Benefits.................................................................9

Article VI.  Administration..........................................................................10
         Section 6.01  Administration................................................................10
         Section 6.02  Claims for Benefits...........................................................10
         Section 6.03  Review of Claims..............................................................10

Article VII.  Miscellaneous..........................................................................11
         Section 7.01  No Contract of Employment.....................................................11
         Section 7.02  Funding.......................................................................11
         Section 7.03  Liability of Employer.........................................................11
         Section 7.04  Termination of Participation by Participating Employer........................11
         Section 7.05  Notices, Data.................................................................12
         Section 7.06  Choice of Law.................................................................12
         Section 7.07  Binding Effect................................................................12
         Section 7.08  Non-alienation................................................................12
         Section 7.09  Incapacity....................................................................12
         Section 7.10  Amendment or Termination......................................................13
         Section 7.11  Other Plans...................................................................13
         Section 7.12  Integrated Agreement..........................................................13
         Section 7.13  Severability..................................................................13
         Section 7.14  Withholding...................................................................13
         Section 7.15  Construction..................................................................13

                                    PREAMBLE

     Susquehanna Bancshares, Inc. (the "Employer") amends and restates the Susquehanna Bancshares, Inc. Supplemental Executive Retirement Plan (the "Plan"), effective January 1, 1998, to provide retirement benefits to selected executives that these executives are not permitted to receive from the Susquehanna Bancshares, Inc. Cash Balance Pension Plan on account of the limitations of sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and to recognize their service with the Employer. This Plan is intended to constitute an unfunded plan for the benefit of a select group of management or highly compensated employees within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                           Article I. Definitions

Section 1.01    Accrued Benefit.

                The benefit to which a Participant is entitled under Section 3.01, expressed in the form of a single life annuity beginning at the Participant's Normal Retirement Date.

Section 1.02    Actuarial Equivalent.

                A benefit of equivalent value as determined using the actuarial assumptions set forth in the Qualified Plan.

Section 1.03    Annuity Starting Date.

                For a benefit payable in the form of an annuity, the first day of the first period for which a benefit is payable, or, for any other form of benefit, the first day on which all events have occurred which entitle the Participant to such benefit.

Section 1.04    Beneficiary.

                The person or persons who are the Participant's Beneficiary under the Qualified Plan in the same proportion as determined under the Qualified Plan.

Section 1.05    Board.

                The Board of Directors of the Sponsor, or the committee of the Board of Directors of the Sponsor to which responsibility for this Plan has been delegated.

Section 1.06    Code.

                The Internal Revenue Code of 1986, as amended.

Section 1.07    Committee.

                The individual or committee appointed by the Board to administer the Plan.

Section 1.08    Deferred Retirement Benefit.

                The benefit referred to in Section 3.02.

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Section 1.09    Early Retirement Date.

                The first day of any month coincident with or following the Participant's attainment of age 55 and completion of 15 Years of Service, but before his Normal Retirement Date, provided the Participant terminates employment with the Employer.

Section 1.10    Effective Date.

                This Plan was originally effective January 1, 1994. This amendment and restatement is effective January 1, 1998.

Section 1.11    Employee.

                An individual employed by the Employer in an executive capacity.

Section 1.12    Employer.

                The Sponsor, and (a) any other corporation that is a member of a controlled group of corporations, as defined in section 414(b) of the Code, that includes the Sponsor, (b) any other trade or business that is a member of a controlled group of trades or business, as defined in section 414(c) of the Code, that includes the Sponsor, and (c) any other entity that is required to be aggregated with the Sponsor under section 414(m) or 414(o) of the Code.

Section 1.13    ERISA.

                The Employee Retirement Income Security Act of 1974, as amended.

Section 1.14    Normal Retirement Age.

                The date a Participant reaches age 65 or, if later, the fifth anniversary of his participation in the Qualified Plan.

Section 1.15    Normal Retirement Date.

                The first day of the month coincident with or following the date the Participant reaches Normal Retirement Age.

Section 1.16    Participant.

                An Employee who satisfies the requirements for participation and becomes a Participant as described in Article II.

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Section 1.17    Participating Employer.

                The Sponsor and each other Employer that has adopted the Plan with the approval of the Board.

Section 1.18    Plan.

                The Susquehanna Bancshares, Inc. Supplemental Executive Retirement Plan, as amended from time to time.

Section 1.19    Plan Year.

                The calendar year. The first Plan Year began on the Effective Date.

Section 1.20    Qualified Plan.

                Effective January 1, 1998, "Qualified Plan" means the Susquehanna Bancshares, Inc. Cash Balance Pension Plan, as amended and restated effective January 1, 1998, as further amended from time to time. From January 1, 1994, through December 31, 1997, "Qualified Plan" meant the Susquehanna Bancshares, Inc. Retirement Income Plan.

Section 1.21    Qualified Plan Accrued Benefit.

                The Participant's Accrued Benefit under the Qualified Plan, expressed in terms of a single life annuity beginning at the Participant's Normal Retirement Date.

Section 1.22    Sponsor.

                Susquehanna Bancshares, Inc., a Pennsylvania corporation, and any successor.

Section 1.23    Year of Service.

                A Year of Service as defined in the Qualified Plan.

                            Article II. Participation
                            -------------------------

Section 2.01    Participation.

                An Employee shall become a Participant in the Plan upon his designation and approval by the Board. A list of Employees who have been designated as Participants is attached as Appendix
                A. An Employee shall remain a Participant until the earlier of the date he terminates employment or the date the Board determines that he shall no longer be a Participant. A former Participant shall nevertheless be entitled to receive any benefits in which he is vested as described in Section 4.01 in accordance with Article V.

                              Article III. Benefits
                              ---------------------

Section 3.01    Normal Retirement Benefit.

                On retirement at his Normal Retirement Date, a Participant shall be entitled to the Actuarial Equivalent of an Accrued Benefit equal to the difference between (a) his Qualified Plan Accrued Benefit as of his Normal Retirement Date, determined without reference to the limitations contained in sections 401(a)(17) and 415 of the Code, and (b) his Qualified Plan Accrued Benefit at his Normal Retirement Date. Notwithstanding the preceding sentence, the amount of a Participant's Accrued Benefit shall be adjusted as agreed to by the Participant and the Participating Employer.

Section 3.02    Deferred Retirement Benefit.

                If a Participant continues in employment following his Normal Retirement Date, he shall be entitled to the Actuarial Equivalent of a Deferred Retirement Benefit as of his Annuity Starting Date calculated as of the date of his termination of employment. The Deferred Retirement Benefit shall be computed in the same manner as the Normal Retirement Benefit under
                Section 3.01.

Section 3.03    Early Retirement Benefit.

                A Participant who retires on an Early Retirement Date shall be entitled to the Actuarial Equivalent of an Accrued Benefit payable at his Normal Retirement Date determined in accordance with Section 3.01 as of the date of his termination of employment. If the Participant so elects, his Annuity Starting Date may precede his Normal Retirement Date, in which case the amount of the payments shall be adjusted to the Actuarial Equivalent amount.

Section 3.04    Death Benefit.

                If a married Participant who is vested in his Accrued Benefit dies before his Annuity Starting Date, his spouse shall be entitled to the Actuarial Equivalent of the Participant's vested Accrued Benefit under Section 3.01 determined as of the Participant's date of death. The death benefit payable to a Participant who dies after his Annuity Starting Date shall depend on the form of benefit selected.

Section 3.05    Deferred Vested Benefit.

                A Participant who terminates employment after satisfying the requirements for vesting under Section 4.01 shall be entitled to the Actuarial Equivalent of an

                Accrued Benefit beginning as of his Normal Retirement Date determined under Section 3.01 as of the date of his termination of employment.

                               Article IV. Vesting
                               -------------------

Section 4.01    Vesting - Years of Service or Normal Retirement Age.

                Except as provided in Section 4.02, a Participant shall be fully vested in his Accrued Benefit upon the earlier of (a) his attainment of Normal Retirement Age while employed by the Employer, or (b) his completion of five Years of Service.

Section 4.02    Forfeiture.

                The Accrued Benefit of a Participant who terminates employment before completing five Years of Service or attaining Normal Retirement Age shall be forfeited. In addition, the Accrued Benefit of a Participant who is unmarried and dies before his Annuity Starting Date shall be forfeited.

                         Article V. Payment of Benefits
                         ------------------------------

Section 5.01    Retirement.

                Subject to Section 5.04, the Accrued Benefit of a Participant who retires at an Early Retirement Date, his Normal Retirement Date, or a Deferred Retirement Date shall be paid or shall begin to be paid at the same time and in the same form as payment of the Participant's Qualified Plan Accrued Benefit, to the extent administratively practicable.

Section 5.02    Deferred Vested Benefit.

                Subject to Section 5.04, the vested Accrued Benefit of a Participant who terminates employment before his Early or Normal Retirement Date shall be paid or shall begin to be paid at the same time and in the same form as payment of the Participant's Qualified Plan Accrued Benefit, to the extent administratively practicable.

Section 5.03    Death Benefit.

                Subject to Section 5.04, the vested Accrued Benefit of a Participant who dies before his Annuity Starting Date shall be distributed to his Beneficiary at the same time, and in the same form, as the Participant's Qualified Plan Accrued Benefit is distributed.

Section 5.04    Small Benefits.

                Notwithstanding anything in this Article V to the contrary, if the Actuarial Equivalent lump sum present value of a Participant's vested Accrued Benefit is not greater than $5,000 as of the date of his termination of employment, that Actuarial Equivalent amount shall be distributed to him or his Beneficiary, as applicable, in the form of a single lump sum as soon as practicable after his termination of employment.

                           Article VI. Administration
                           --------------------------

Section 6.01    Administration.

                The Plan shall be administered by the Committee. The Committee shall establish such rules and procedures as it deems appropriate for the administration of the Plan. The Committee shall have the full power, discretion and authority to interpret, construe and administer the terms of the Plan, and all decisions made by the Committee shall be final and binding. The Committee may employ legal counsel, consultants, actuaries and others as it deems desirable in the administration of the Plan. The Committee shall have such other powers as provided to the plan administrator under the Qualified Plan.

Section 6.02    Claims for Benefits.

                A Participant or Beneficiary may bring a claim for benefits under this Plan by filing a written application for benefits with the Committee. The Committee shall review such claim and shall decide such claim within a reasonable time, but not more than 90 days from the date the claim was received, unless special circumstances beyond the control of the Committee require an extension of time to respond, in which case the Committee may delay response for up to an additional 90 days, provided that prior notice is given to the Participant or Beneficiary. If the claim is denied, the Committee shall provide the Participant with a written notice setting forth the reasons for the denial, references to the provisions of the Plan upon which the denial was based, a description of any additional information or material necessary for the claimant to perfect his claim, and information as to how the Participant or Beneficiary may submit his claim for review.

Section 6.03    Review of Claims.

                A Participant or Beneficiary whose claim has been denied may file an appeal in writing with the Committee within 60 days of his receipt of the denial of his claim (which 60-day period may be extended by the Committee in its discretion). A Participant or Beneficiary shall be permitted to review pertinent documents and submit issues and comments in writing. The Committee shall review its determination and make a determination within a reasonable time, but not more than 60 days after the date that the appeal was filed, unless prior notification is given to the claimant, and in that case not more than 120 days after the appeal was filed. If the claim is denied upon review, the Committee shall provide the claimant with written notice specifying the reasons for the denial, including the Plan provisions on which the denial was based.

                           Article VII. Miscellaneous
                           --------------------------

Section 7.01    No Contract of Employment.

                This Plan is not intended to constitute a contract of employment, and each Participating Employer retains the right to discharge or discipline any Employee for any reason.

Section 7.02    Funding.

                This Plan is intended by the Employer and the Participants to constitute an unfunded plan for purposes of the Code and Title I of ERISA. To the extent that any Participant of Beneficiary acquires a right to any benefits under this Plan, such right shall not be greater than that of an unsecured general creditor of the Employer, and no Participant shall have any right to any specific assets of the Employer. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind between the Employer and any Participant, his or her Beneficiary, or any other person. Subject to the foregoing restrictions, a Participating Employer may establish a "rabbi trust" to provide a source of payments under the Plan in accordance with Rev. Proc. 92-64, or may purchase an insurance policy or other investment vehicle. A Participant shall comply with the Participating Employer's reasonable requests for information necessary to obtain such investment.

Section 7.03    Liability of Employer.

                Subject to its obligation to pay Accrued Benefits pursuant to the terms of this Plan, neither the Employer nor anyone acting on behalf of the Employer shall be liable for any act performed or the failure to perform any act with regard to this Plan, except in the event that there has been a judicial determination of willful misconduct on the part of the Employer or such person.

Section 7.04    Termination of Participation by Participating Employer.

                Any Participating Employer other than the Sponsor may withdraw from the Plan at any time with regard to its Employees without affecting any other Participating Employer by giving 30 days' prior written notice to the Board. In addition, the Sponsor may, in its absolute discretion, terminate any Participating Employer's participation in the Plan at any time when, in the Sponsor's judgment, such Participating Employer is failing or refusing to discharge its obligations under the Plan.

Section 7.05    Notices, Data.

                Each Participant or Beneficiary shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices, reports and benefit payments. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or Beneficiary furnishes the proper address. The Employer, the Committee, and all other persons associated with the Plan's operation shall have the right to rely on the veracity and accuracy of any required written data provided by the Participant or the Beneficiary, including age, health and marital status.

Section 7.06    Choice of Law.

                This Plan shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws provisions, to the extent such law is not preempted by federal law.

Section 7.07    Binding Effect.

                The terms of this Plan shall be binding on Plan Participants, their Beneficiaries, and their legal representatives, and on the Employer and its successors, assigns and legal representatives.

Section 7.08    Non-alienation.

                None of the payments, benefits or rights of any Participant or Beneficiary shall be subject to the claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachments, garnishment, trustee's process or any other legal or equitable process available to any credit of such Participant or Beneficiary.

Section 7.09    Incapacity.

                If the Committee determines that a Participant or Beneficiary is incompetent by reason of legal minority or physical or mental disability, the Committee shall have the power to cause the payments becoming due to such person to be made to another for the benefit of the minor or incompetent, without responsibility of the Employer or the Committee to see to the application of such payment. Payments made in accordance with the application of such power shall operate as a complete discharge of all obligations of the Employer and the Committee to the extent of such payment.

Section 7.10    Amendment or Termination.

                This Plan may be amended, suspended or terminated, in whole or in part, at any time by action of the Board in writing. No amendment, suspension or termination shall deprive any Participant of any portion of his Accrued Benefit deemed to be vested under the Plan as of the date of the amendment, suspension or termination.

Section 7.11    Other Plans.

                Nothing contained in this Plan shall preclude a Participant, to the extent he is otherwise eligible, from participation in any group insurance, pension, profit-sharing, savings, or other employee benefit plans or programs which the Employer in its discretion may make available to its employees, but the Employer shall not be required to establish, maintain or continue any such plan or program by reason of this Plan. Any amounts accrued or payable under this Plan shall not be deemed to be salary or other compensation paid to a Participant for purposes of computing contributions to or benefits under any other employee benefit plan or program, unless specifically required pursuant to such other plan or program.

Section 7.12    Integrated Agreement.

                This Plan document represents the entire agreement between the Participating Employers and the Participants concerning the Participants' retirement benefits, except for the Qualified Plan, the Susquehanna Bancshares, Inc. 401(k) Plan, the Susquehanna Bancshares, Inc. 401(k) Excess/Mirror Plan, the Susquehanna Bancshares, Inc. Employee Stock Purchase Plan, and Social Security.

Section 7.13    Severability.

                If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed and enforced as if such provision had not been included.

Section 7.14    Withholding.

                The Employer may withhold any federal, state or local taxes from any payment due any Participant as it or the Committee determines pursuant to applicable law.

Section 7.15    Construction.

                The masculine gender includes the feminine, and the singular, the plural and vice versa, unless the context requires otherwise. The headings and captions contained herein are provided for convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

     IN WITNESS WHEREOF, Susquehanna Bancshares, Inc. has caused its authorized officers to execute this document this 11th day of December, 2002.

                                     SUSQUEHANNA BANCSHARES, INC.


                                     By: /s/ Edward Balderston, Jr.
                                         ---------------------------------------

                                     Name:  Edward Balderston, Jr.

                                     Title:  Sr. V.P. & Group Executive


                                     Attest:  /s/  Lisa M. Cavage
                                              ----------------------------------

                                     Name:  Lisa M. Cavage

                                     Title:  Vice President, Secretary & Counsel

                                   APPENDIX A

                              LIST OF PARTICIPANTS

                                Frederick Bisbee

                                 Robert Bolinger

                                 Richard Cloney

                                 Gregory Duncan

                                  Richard Funke

                                 Drew Hostetter

                                  Thomas Hogan

                                 Charles Luppert

                                  Stanley Mull

                                 William Reuter

                                 Donald Showers